Exhibit 25.2

FORM T-1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           |__|
___________________________

THE BANK OF NEW YORK MELLON

TRUST COMPANY, N.A.

(Exact name of trustee as specified in its charter)

(State of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)
700 South Flower Street Suite 500 Los Angeles, California (Address of principal executive offices)	90017 (Zip code)

___________________________

Central Pacific Financial Corp.

(Exact name of obligor as specified in its charter)

Hawaii (State or other jurisdiction of incorporation or organization)	99-0212597 (I.R.S. employer identification no.)
220 South King Street Honolulu, Hawaii (Address of principal executive offices)	96813 (Zip code)
___________________________

Subordinated Debt Securities

(Title of the indenture securities)

1.           General information.  Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219
Federal Reserve Bank	San Francisco, California 94105
Federal Deposit Insurance Corporation	Washington, D.C. 20429
(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

1.
A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-152875).

6.	The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, and State of California, on the 4th day of  February, 2009.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By: /S/ RAYMOND TORRES
Name: RAYMOND TORRES
Title: ASSISTANT VICE PRESIDENT

EXHIBIT 7

Consolidated Report of Condition of
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

At the close of business December 31, 2008, published in accordance with Federal regulatory authority instructions.

                                                                                                                                                                         Dollar Amounts
         in Thousands
ASSETS

Cash and balances due from
depository institutions:
Noninterest-bearing balances
  and currency and coin                                                                                                                        2,739
Interest-bearing balances                                                                                                                            0
Securities:
Held-to-maturity securities                                                                                                                       26
Available-for-sale securities                                                                                                            430,112
Federal funds sold and securities
purchased under agreements to resell:
Federal funds sold                                                                                                                               28,500
Securities purchased under agreements to resell                                                                           50,000
Loans and lease financing receivables:
Loans and leases held for sale                                                                                                                   0
Loans and leases,
  net of unearned income                                                                      0
LESS: Allowance for loan and
  lease losses                                                                                          0
Loans and leases, net of unearned
  income and allowance                                                                                                                               0
Trading assets                                                                                                                                                              0
Premises and fixed assets (including
capitalized leases)                                                                                                                               11,261
Other real estate owned                                                                                                                                              0
Investments in unconsolidated
subsidiaries and associated
companies                                                                                                                                                     1
Not applicable
Intangible assets:
      Goodwill                                                                                                                                                       876,153
      Other intangible assets                                                                                                                              272,502
Other assets                                                                                                                                                       181,657
Total assets                                                                                                                                                   $1,852,951

LIABILITIES

Deposits:
       In domestic offices                                                                                                                                         1,765
Noninterest-bearing                                                                       1,765
Interest-bearing                                                                                     0
       Not applicable
Federal funds purchased and securities
sold under agreements to repurchase:
Federal funds purchased                                                                                                                            0
Securities sold under agreements to repurchase                                                                                    0
Trading liabilities                                                                                                                                                         0
Other borrowed money:
(includes mortgage indebtedness
and obligations under capitalized
leases)                                                                                                                                                 268,691
Not applicable
Not applicable
Subordinated notes and debentures                                                                                                                        0
Other liabilities                                                                                                                                                  166,958
Total liabilities                                                                                                                                                   437,414
Minority interest in consolidated subsidiaries                                                                                                       0

EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                                                                        0
Common stock                                                                                                                                                      1,000
Surplus (exclude all surplus related to preferred stock)                                                                          1,121,520
Retained earnings                                                                                                                                            290,517
Accumulated other comprehensive
income                                                                                                                                                    2,500
Other equity capital components                                                                                                                              0
Total equity capital                                                                                                                                       1,415,537
Total liabilities, minority interest, and equity capital                                                                               1,852,951

I, Karen Bayz, Vice President of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Karen Bayz                                )           Vice President

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Michael K. Klugman, President                                            )
Frank P. Sulzberger, MD                                                      )           Directors (Trustees)
William D. Lindelof, VP                                                          )